SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 22, 2019 (February 15, 2019)

NATIONAL HEALTH INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-10822 (Commission File Number)	62-1470956 (IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company         [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 5.02. Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

(e)     Compensatory Arrangements of Certain Officers

Incentive bonuses

On February 15, 2019, the Compensation Committee approved the payment of incentive bonuses for 2018 results.

Named Executive Officer	2018 Bonus
Eric Mendelsohn	$880,000
Roger Hopkins	$345,000
Kristin S. Gaines	$380,000
Kevin Pascoe	$485,000
John Spaid	$280,000

Equity Grant

On February 15, 2019, the Compensation Committee approved the following stock option grants for its named executive officers:

Named Executive Officer	Option Grant
Eric Mendelsohn	125,000
Roger Hopkins	50,000
Kristi Gaines	55,000
Kevin Pascoe	55,000
John Spaid	47,500

The exercise price for each of the options will be the closing price of NHI’s common stock on February 21, 2019. All of the options granted will vest 1/3 on the date of grant and 1/3 on each of the first and second anniversary of the date of grant.

2019 Base Salaries

On February 15, 2019, the Compensation Committee approved 2019 base salaries for the named executive officers.

Named Executive Officer	2019 Base Salary
Eric Mendelsohn	$375,000
Roger Hopkins	$303,000
Kristin S. Gaines	$180,250
Kevin Pascoe	$211,150
John Spaid	$173,150

In addition, Mr. Mendelsohn and the Company entered into an amended and restated employment agreement (the “Agreement”) effective February 15, 2019. The Agreement has an initial term until December 31, 2019, automatically renews each year unless 90 days’ notice of intention not to renew is given by either party. The Agreement is substantially the same as the prior agreement, but provides an initial base salary of $350,000 and provides a Cash Performance Incentive Plan which is driven by the Company’s normalized adjusted funds from operation (“AFFO”) and recurring dividend growth as well as a discretionary bonus. The Agreement also provides that Mr. Mendelsohn is subject to a 24 month non-compete and non-solicitation period following termination of his employment. The Agreement further provides that if his employment is terminated due to a Without Cause Termination or Constructive Discharge (each as defined in the Agreement), the Company will pay Mr. Mendelsohn a monthly fee equal to his then current base salary divided by 12 for up to 24 months provided Mr. Mendelsohn has not accepted new employment. A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Index

Number	Exhibit
10.1	Amended and Restated Employment Agreement dated as of February 15, 2019 by and between National Health Investors, Inc. and D. Eric Mendelsohn.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:    /s/Roger Hopkins
Name:    Roger Hopkins
Title:     Principal Accounting Officer

Date:    February 22, 2019